Exhibit 99.2
™Trademark of Trinseo PLC or its affiliates First Quarter 2022 Financial Results & OutlookMay 4, 2022

Introductions & Disclosure Rules

TRINSEO

Introductions

- **Frank Bozich, President & CEO**
- **David Stasse, Executive Vice President & CFO**
- **Andy Myers, Director of Investor Relations**

Disclosure Rules

Cautionary Note on Forward-Looking Statements. *This presentation may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like "expect," "anticipate," "intend," "forecast," "outlook," "will," "may," "might," "see," "tend," "assume," "potential," "likely," "target," "plan," "contemplate," "seek," "attempt," "should," "could," "would" or expressions of similar meaning. Forward-looking statements reflect management's evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, our ability to successfully execute our transformation strategy and business strategy; our ability to integrate acquired businesses; global supply chain volatility and increased costs or disruption in the supply of raw materials; increased energy costs or costs for transportation of our products; the nature of investment opportunities presented to the Company from time to time; the outcome of the European Commission's request for information, and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.*

This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US ("GAAP") including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release.

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Summary 2022 Outlook Q1 2022 Results•Q1 cash use in operations of $5 million led to Free Cash Flow** of negative $30 million; working capital use of $103 million from steep increase in raw material prices, sequential sales increase and inventory build for planned production outage•Repurchased 909 thousand shares for $50 million during Q1Cash Generation & Liquidity•Net income from continuing operations of $174 million to $211 million with Adjusted EBITDA** of $625 million to $675 million•Cash from operations of approximately $355 million and Free Cash Flow** of approximately $175 million •Sales process to divest Styrenicsbusinesses continues to progress–scope expected to include Feedstocks, Polystyrene and 50% share of Americas Styrenics•Actively addressing input cost volatility and impacts from Russia / Ukraine conflict•Integrating acquired businesses; on schedule for delivery of year-one cost synergies, total synergy pipeline greater than anticipatedKey Initiatives•Net Income* of $17 million including a pre-tax charge of $36 million related to the European Commission request for information•Adjusted EBITDA** of $178 million, similar to prior year•Pricing actions effective in offsetting input costs3*From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures

Transformation Leading to Increased Growth Opportunities4 CORE Three-pillared strategy (S.E.E.) implemented to manage increased growth opportunities enabled by our transformation(S)trengthen the Core(E)xtend the Core(E)xpand the Core•Strengthen our cost position in core chemistries through select investments and M&A•Grow our total addressable market through material replacement (e.g. metal, paint, fiberglass) while offering lower total cost and improved sustainability to customers•Continued focus on business excellence programs and delivering on acquisition synergies•Complete the divestiture of Styrenicsbusiness•Target M&A toward specialty companies with adjacent chemistries that enhance the characteristics of our new portfolio•Selectively move downstream into higher-value applications that leverage our unique portfolio, including compounding, laminates, and films•Build a market-leading position in polymer collection and recycling that meets increasing demand for sustainable solutions

Trinseo Q1 2022 Financial Results*

TRINSEO

Net Sales & Net Income ($MM)



Q1'22
Q1'21
$1,387
$986
$17
$66
Net Sales
Net Income

Net Sales

Vol	Price	FX	Portfolio	Total
(6%)	26%	(2%)	23%	41%

EPS ($)



Q1'22
Q1'21
$0.45
$1.67
$2.08
$3.12
Diluted EPS
Adj EPS**

Adjusted EBITDA** ($MM)



$178
$184
Q1'22
Q1'21

- **Net Income* below prior year due mainly to reserve for European Commission request for information and additional depreciation and amortization from our recent acquisitions**
- **Similar Adjusted EBITDA** as contributions from acquired businesses and a positive net timing variance were offset by lower styrene margins along with lower automotive volumes**
- **Increased pricing frequency to more accurately capture input cost volatility, including natural gas**

*From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures

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6Engineered Materials •Majority of Net sales and Adjusted EBITDA increase attributed to acquisitions of PMMA business and Aristech Surfaces•First quarter Adjusted EBITDA impacted by $6 million from input cost volatility and lost volume related to supply chain constraints•Excluding acquisitions, Adjusted EBITDA was slightly below prior year due to lower sales volume mainly in consumer electronics and medical applications •Majority of Net sales and Adjusted EBITDA increase attributed to acquisitions of PMMA business and Aristech Surfaces•First quarter Adjusted EBITDA impacted by $6 million from input cost volatility and lost volume related to supply chain constraints•Excluding acquisitions, Adjusted EBITDA was slightly below prior year due to lower sales volume mainly in consumer electronics and medical applications $295$66Q1'22Q1'21Net Sales ($MM) $35$8Q1'22Q1'21Adjusted EBITDA ($MM) 6016Q1'22Q1'21Volume (kt) VolPriceFXPortfolioTotal(17%)19%(2%)349%349%

7Latex Binders •Net sales higher mainly from the passthrough of higher raw material costs and pricing actions; sales volume lower across all applications, especially paper and carpet, from factors including customer shutdowns and exceptionally high demand in prior year•Adjusted EBITDA higher than prior year due to pricing actions and a favorable net timing variance, which were partially offset by lower volume and higher freight and utility costs •Net sales higher mainly from the passthrough of higher raw material costs and pricing actions; sales volume lower across all applications, especially paper and carpet, from factors including customer shutdowns and exceptionally high demand in prior year•Adjusted EBITDA higher than prior year due to pricing actions and a favorable net timing variance, which were partially offset by lower volume and higher freight and utility costs $307$251Q1'22Q1'21Net Sales ($MM) $30$17Q1'22Q1'21Adjusted EBITDA ($MM) 132137Q1'22Q1'21Volume (kt) VolPriceFXPortfolioTotal(4%)29%(3%)0%22%

8Base Plastics •Net sales increase due mainly to higher price from the passthrough of higher raw materials•Rise in Adjusted EBITDA as a positive $7 million net timing variance and strong margins were partially offset by lower volume to automotive applications •Volume headwinds for compounding products such as automotive applications from supply chain constraints•Lower polycarbonate margins as supply/demand becomes more balanced •Net sales increase due mainly to higher price from the passthrough of higher raw materials•Rise in Adjusted EBITDA as a positive $7 million net timing variance and strong margins were partially offset by lower volume to automotive applications •Volume headwinds for compounding products such as automotive applications from supply chain constraints•Lower polycarbonate margins as supply/demand becomes more balanced $396$329Q1'22Q1'21Net Sales ($MM) $69$65 Q1'22Q1'21Adjusted EBITDA ($MM) 133143Q1'22Q1'21Volume (kt) VolPriceFXTotal(7%)31%(4%)21%

9Polystyrene •Net sales increase due mainly to higher price from higher raw material costs•Adjusted EBITDA slightly lower than prior year as weaker market conditions in Asia, including impacts from COVID-19 lockdowns and increased supply, were offset by stronger demand and pricing initiatives in Europe•Sales of recycled polystyrene for food contact applications continue; margins 2x to 3x standard grades with plans to increase volume •Net sales increase due mainly to higher price from higher raw material costs•Adjusted EBITDA slightly lower than prior year as weaker market conditions in Asia, including impacts from COVID-19 lockdowns and increased supply, were offset by stronger demand and pricing initiatives in Europe•Sales of recycled polystyrene for food contact applications continue; margins 2x to 3x standard grades with plans to increase volume $318$267Q1'22Q1'21Net Sales ($MM) $45$47Q1'22Q1'21Adjusted EBITDA ($MM) 165163Q1'22Q1'21Volume (kt) VolPriceFXTotal1%18%0%19%

10Feedstocks & Americas Styrenics Lower year-over-year performance due mainly to lower margins including the impact of higher utility costs Lower year-over-year performance due mainly to lower margins including the impact of higher utility costs $4 $46 Q1'22Q1'21Adjusted EBITDA ($MM) FEEDSTOCKS AMERICAS STYRENICS $22$23Q1'22Q1'21Adjusted EBITDA ($MM) Similar earnings to prior year as higher polystyrene margin mostly offset the impacts of the styrene production turnaround Similar earnings to prior year as higher polystyrene margin mostly offset the impacts of the styrene production turnaround

Q2 & FY 2022 Earnings Guidance Update

TRINSEO.

Full Year 2022

- Net income from continuing operations of $174 million to $211 million
- Adjusted EBITDA* of $625 million to $675 million

Second Quarter 2022

- Engineered Materials sequentially higher from pricing actions; volumes still hampered by supply chain constraints in automotive and wellness applications
- Latex Binders sequentially higher from seasonal improvement in volume and resumed production at major paper customer
- Base Plastics sequentially lower as more supply leads to more normalized margins for ABS and polycarbonate products
- Polystyrene sequentially lower from reduction in margin as well as Covid shutdowns for customers in China
- Strong styrene margins leading to sequentially higher results in Feedstocks and Americas Styrenics despite an anticipated $35 million impact from current styrene outages at Terneuzen and St. James

*For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 4, 2022.

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12FY 2022 Cash Flow GuidanceCash from Operations of approximately $355 millionFree Cash Flow* of approximately $175 million•Capital Expenditures: $180 million –includes $70 million for ERP implementation and continued upgrade of plant control rooms•Cash Interest: $90 million •Cash Taxes: $110 million (includes $25 million paid for gain on Synthetic Rubber sale)•Turnarounds: $10 million•Acquisition integration, divestiture separation and estimated EU settlement: $100 million•Expect favorable impact from working capital*See Appendix for a reconciliation of non-GAAP measures

Appendix

Selected Segment Information

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	2019	2020	2021
Engineered Materials	12	13	14	15	12	10	13	16	16	43	53	58	60	53	51	170
Latex Binders	126	128	133	129	135	115	133	131	137	139	141	135	132	516	514	553
Base Plastics	152	145	136	141	131	101	139	140	143	142	135	128	133	575	511	548
Polystyrene	174	149	151	144	152	171	163	160	163	150	154	145	165	619	645	612
Feedstocks	88	66	86	89	72	50	59	66	65	54	49	55	46	329	247	223
Trade Volume (kt)	**552**	**502**	**519**	**518**	**502**	**447**	**507**	**513**	**525**	**528**	**532**	**521**	**538**	**2,091**	**1,968**	**2,106**
Engineered Materials	49	51	53	56	48	38	50	60	66	181	231	277	295	210	195	755
Latex Binders	224	230	230	219	219	165	183	200	251	311	316	306	307	903	767	1,183
Base Plastics	320	296	272	268	257	151	240	269	329	397	393	379	396	1,156	918	1,498
Polystyrene	228	207	198	176	183	156	167	193	267	313	275	264	318	809	699	1,119
Feedstocks	78	65	75	78	56	24	39	47	73	71	55	73	70	296	166	272
Net Sales	**900**	**849**	**827**	**798**	**763**	**534**	**679**	**768**	**986**	**1,274**	**1,269**	**1,298**	**1,387**	**3,374**	**2,745**	**4,827**
Engineered Materials	5	7	9	10	8	5	9	12	8	28	33	26	35	31	35	95
Latex Binders	16	20	20	21	21	16	19	21	17	32	37	20	30	77	77	106
Base Plastics	30	26	26	17	27	(12)	40	50	65	82	88	79	69	99	106	314
Polystyrene	17	16	16	6	11	15	20	33	47	51	51	33	45	54	79	183
Feedstocks	17	(1)	(0)	(10)	(17)	(4)	10	14	46	40	(28)	(25)	4	6	3	34
Americas Styrenics	32	40	26	21	10	14	18	25	23	30	17	22	22	119	67	93
Corporate	(26)	(21)	(19)	(20)	(22)	(17)	(16)	(26)	(22)	(24)	(25)	(24)	(27)	(85)	(82)	(96)
Adjusted EBITDA*	**91**	**87**	**78**	**45**	**38**	**17**	**101**	**130**	**184**	**239**	**173**	**133**	**178**	**301**	**285**	**729**
Adj EBITDA Variance Analysis																
Net Timing** Impacts - Fav/(Unfav)																
Engineered Materials	(0)	(0)	(0)	(0)	(0)	(1)	0	1	1	1	(0)	0	(0)	(1)	0	2
Latex Binders	(0)	(1)	1	1	(3)	(2)	(1)	0	(16)	3	2	(2)	3	1	(5)	(13)
Base Plastics	(0)	0	0	(0)	(1)	(15)	2	3	5	(1)	(1)	8	11	0	(11)	11
Polystyrene	2	(0)	2	(3)	(4)	(3)	1	6	5	1	0	1	5	0	(1)	6
Feedstocks	3	1	4	(5)	(7)	(8)	2	15	14	0	(2)	1	13	3	1	13
Net Timing Impacts - Fav/(Unfav)**	**4**	**0**	**8**	**(8)**	**(15)**	**(28)**	**3**	**25**	**8**	**5**	**(1)**	**7**	**32**	**4**	**(16)**	**19**

*See this Appendix for a reconciliation of non-GAAP measures

**Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

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US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	2019	2020	2021
Net Income (Loss)	35.8	28.0	22.5	5.7	(36.3)	(128.4)	105.8	66.7	71.5	151.6	93.1	123.8	16.7	92.0	7.9	440.0
Net Income (Loss) from discontinued operations	0.5	3.7	(0.6)	1.3	33.1	(154.2)	65.6	0.5	5.7	18.6	13.7	122.4	(0.4)	4.9	(54.8)	160.4
Net Income (Loss) from continuing operations	35.3	24.3	23.1	4.4	(69.4)	25.8	40.2	66.2	65.8	133.0	79.4	1.4	17.1	87.1	62.7	279.6
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	39.3	43.6	79.4
Provision for (benefit from) income taxes	11.2	14.9	9.8	(23.2)	42.3	(53.0)	26.9	26.5	20.1	23.3	5.5	22.0	22.6	12.7	42.7	70.9
Depreciation and amortization	22.7	23.8	21.9	23.1	24.2	24.3	21.2	22.8	23.1	38.1	49.8	56.4	53.0	91.5	92.6	167.5
EBITDA	79.4	72.9	64.1	14.3	7.4	8.8	98.3	127.1	121.0	216.0	157.7	102.6	114.6	230.6	241.6	597.4
Other items	11.0	14.1	13.3	16.9	18.7	3.0	2.6	1.2	2.1	4.8	0.7	12.0	23.4	55.4	25.5	19.5
Restructuring and other charges	0.4	(0.3)	0.2	16.5	1.8	5.4	(0.1)	(1.5)	0.3	6.3	0.2	2.2	0.4	16.8	5.6	9.0
Net gain on disposition of businesses and assets	(0.2)	-	-	(0.5)	(0.4)	-	-	-	(0.2)	-	-	(0.4)	(0.3)	(0.7)	(0.4)	(0.6)
Acquisition transaction and integration net costs	-	0.7	0.6	(2.2)	0.1	(0.4)	-	9.4	6.0	43.2	13.6	12.5	3.2	(0.9)	9.1	75.3
Acquisition purchase price hedge loss (gain)	-	-	-	-	-	-	-	(7.3)	55.0	(33.0)	-	-	-	-	(7.3)	22.0
European Commission request for information	-	-	-	-	-	-	-	-	-	-	-	-	35.6			
Asset impairment charges or write-offs	-	-	-	-	10.3	-	-	0.7	-	1.8	1.2	3.8	0.7	-	11.0	6.8
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	301.2	285.1	729.4
Adjusted EBITDA to Adjusted Net Income																
Adjusted EBITDA	90.6	87.4	78.2	45.0	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	301.2	285.1	729.4
Interest expense, net	10.2	9.9	9.3	10.0	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	39.3	43.6	79.4
Provision for (benefit from) income taxes - Adjusted	13.1	18.2	20.2	1.2	47.6	(54.7)	26.8	25.3	26.1	33.5	24.7	24.4	25.6	52.7	44.9	108.7
Depreciation and amortization - Adjusted	22.2	22.3	20.8	22.7	23.0	23.0	21.2	22.8	23.0	37.4	46.1	52.9	50.9	88.0	90.1	159.3
Adjusted Net Income	45.1	37.0	27.9	11.1	(43.0)	36.8	42.8	69.9	123.1	146.6	79.6	32.6	79.2	121.2	106.5	382.0
Wtd Avg Shares - Diluted (000)	*41,762*	*41,104*	*40,410*	*39,434*	*38,632*	*38,289*	*38,421*	*38,954*	*39,479*	*39,647*	*39,517*	*39,483*	*38,139*	*40,710*	*38,581*	*39,573*
Adjusted EPS - Diluted ($)	*1.08*	*0.90*	*0.69*	*0.28*	*(1.11)*	*0.96*	*1.11*	*1.79*	*3.12*	*3.70*	*2.01*	*0.83*	*2.08*	*2.98*	*2.76*	*9.65*
Adjustments by Statement of Operations Caption																
Cost of sales	-	-	-	*0.4*	-	-	-	-	-	*10.1*	*3.5*	*3.5*	-	0.4	*0.0*	*17.1*
SG&A and Other Charges	*11.4*	*14.5*	*14.1*	*33.3*	*30.9*	*8.4*	*1.5*	*10.4*	*8.4*	*41.5*	*14.7*	*27.0*	*63.3*	73.4	*51.2*	*91.6*
Acquisition purchase price hedge (gain) loss	-	-	-	-	-	-	-	*(7.3)*	*55.0*	*(33.0)*	-	-	-	-	*(7.3)*	*22.0*
Other expense (income), net	*(0.2)*	-	-	*(3.0)*	*(0.4)*	*(0.4)*	*1.0*	*(0.6)*	*(0.2)*	*4.5*	*(2.5)*	*(0.4)*	*(0.3)*	(3.2)	(0.4)	1.4
Total EBITDA Adjustments	*11.2*	*14.5*	*14.1*	*30.7*	*30.5*	*8.0*	*2.5*	*2.5*	*63.2*	*23.1*	*15.7*	*30.1*	*63.0*	*70.6*	*43.5*	*132.1*
Free Cash Flow Reconciliation																
Cash provided by (used in) operating activities	153.2	80.8	40.9	47.6	(5.8)	81.6	51.9	127.6	51.0	(21.0)	208.2	214.4	(5.0)	322.5	*255.4*	*452.7*
Capital expenditures	(25.0)	(22.6)	(23.6)	(38.9)	(24.3)	(23.8)	(12.7)	(21.4)	(12.6)	(19.7)	(35.7)	(55.4)	(24.8)	(110.1)	(82.3)	(123.5)
Free Cash Flow	128.2	58.2	17.3	8.7	(30.1)	57.8	39.2	106.2	38.4	(40.7)	172.5	159.0	(29.8)	212.4	173.1	329.2

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 4, 2022. Totals may not sum due to rounding.

15

US GAAP to Non-GAAP Reconciliation

TRINSEO

Profitability Outlook

(In $millions, unless noted)	Year Ended Dec 31, 2022
Adjusted EBITDA	625 - 675
Interest expense, net	(93)
Provision for income taxes	(76) - (88)
Depreciation and amortization	(220)
Reconciling items to Adjusted EBITDA[(1)]	(63)
Net Income from continuing operations	**174 - 211**
Reconciling items to Adjusted Net Income[(1)]	62
Adjusted Net Income	**236 - 273**
Weighted avg shares - diluted (MM)	38.1
EPS - diluted ($)	4.56 - 5.54
Adjusted EPS ($)	6.19 - 7.17

Cash Outlook

	Year Ended Dec 31, 2022
Cash From Operations	~355
Capex	(180)
Free Cash Flow	**~175**

(1) Reconciling items to Adjusted EBITDA and Adjusted Net Income are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. For potential reconciling items to Adjusted EBITDA and Adjusted Net Income during 2022 are not reflected.

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated May 4, 2022. Totals may not sum due to rounding.

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